SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        May 8, 2007
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CalAmp Corp.
                                ___________________________________


          DELAWARE                       0-12182              95-3647070
 _____________________________         ____________         _____________
State or Other Jurisdiction of         Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                  Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  COMPENSATORY ARANGEMENTS OF CERTAIN OFFICERS

     On May 8, 2007, the Board of Directors of CalAmp Corp. (the "Company"), upon the recommendation of the Compensation Committee, established the target and maximum bonuses and performance goals under the fiscal 2008 executive officer incentive compensation plan. The individuals covered by the fiscal 2008 executive officer incentive compensation plan are:

      * Fred Sturm         President and Chief Executive Officer

      * Michael Burdiek    President, Wireless DataCom Division (1)
                           (formerly Executive Vice President - Wireless
                           Datacom Strategy and Integration)

      * Patrick Hutchins   President, Satellite Division (1)
                           (formerly President, Products Division)

      * Garo Sarkissian    Vice President Corporate Development

      * Richard Vitelle    Vice President Finance, Chief Financial Officer
                           and Corporate Secretary

     Mr. Sturm is eligible for target and maximum bonuses of up to 80% and 150%, respectively, of his annual salary. Messrs. Burdiek, Hutchins and Vitelle are each eligible for target bonuses of up to 50% of annual salary, and maximum bonuses of up to 120% of annual salary. Mr. Sarkissian is eligible for target and maximum bonuses of up to 40% and 80%, respectively, of his annual salary.

     The target and maximum bonus amounts for Messrs. Sturm and Vitelle are based 70% on the Company attaining certain levels of consolidated revenue and consolidated operating income for fiscal 2008 and 30% on these individuals achieving certain other business goals.

     The target and maximum bonus amounts for Mr. Hutchins are based 50% on the Satellite Division attaining certain levels of revenue and operating income for fiscal 2008, 30% on the Company attaining certain levels of consolidated revenue and consolidated operating income for fiscal 2008, and 20% on Mr. Hutchins achieving certain other business goals.

     The target and maximum bonus amounts for Mr. Burdiek are based 60% on the Wireless DataCom Division attaining certain levels of revenue and operating income for fiscal 2008, 20% on the Company attaining certain levels of consolidated revenue and consolidated operating income for fiscal 2008, and 20% on Mr. Burdiek achieving certain other business goals.

     The target and maximum bonus amounts for Mr. Sarkissian are based 60% on the Company attaining certain levels of consolidated revenue and consolidated operating income for fiscal 2008 and 40% on Mr. Sarkissian achieving certain other business goals.


(1) Effective in March 2007, at the beginning of CalAmp Corp.'s fiscal 2008, the Products Division was segregated into two new reporting segments, the Satellite Division and the Wireless DataCom Division.


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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



     May 14, 2007	           By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)